Exhibit 99.1

AMERICAN REALTY CAPITAL NEW YORK CITY REIT 2 nd Quarter 2017 Investor Presentation

2 Important Information Risk Factors For a discussion of the risks which should be considered in connection with our company, see the section entitled “Item 1 A . Risk Factors” in American Realty Capital New York City REIT, Inc . ’s (the “Company”) Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) on March 28 , 2017 . Forward - Looking Statements This presentation may contain forward - looking statements . These forward - looking statements involve substantial risks and uncertainties . Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements the Company makes . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the Company’s Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q for a more complete list of risk factors, as well as a discussion of forward - looking statements .

3 Investment Thesis ▪ Focused on acquiring New York City commercial real estate ▪ 3 Primary objectives*: - Preserve and protect capital - Pay monthly stable cash distributions; and - Increase the value of assets in order to generate capital appreciation. ▪ The targeted period for a liquidity event is 3 - 6 years from the close of the initial offering, which occurred on May 31, 2015. NYCR seeks to provide: *There is no guarantee these objectives will be met.

4 New York City Market Trends (1) Bureau of Labor Statistics. (2) Cushman & Wakefield Research, Q2 2017 data. (3) New York City Department of City Planning. Manhattan Overall Net Absorption/Asking Rents (2) NYC population is forecasted to reach 8.8mm people in 2030 Overall Vacancy Rate - Manhattan Office (2) 7.07 7.32 8.01 8.18 8.55 8.82 5.00 5.50 6.00 6.50 7.00 7.50 8.00 8.50 9.00 9.50 1980 1990 2000 2010 2020 2030 Millions NYC employment is currently at a historical high 3,684 3,761 3,812 3,712 3,730 3,818 3,905 3,999 4,130 4,255 4,341 4,378 3,200 3,400 3,600 3,800 4,000 4,200 4,400 4,600 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1H NYC Employment Trends (1) Jobs in 000's 9.2% NYC Population at Record High (3)

5 Q2 2017 Highlights (1) Based on total real estate investments, at cost, and mortgage note payable, net of deferred financing costs (2) 10 year term at 4.67% interest rate, interest only. ▪ Occupancy was down slightly from 86.7% in Q1 2017 to 85.5% in Q2 2017 ▪ Leverage remains low at ~31% debt / cost (1) ▪ The $96 million mortgage loan at 123 William was refinanced with a new $140 million mortgage loan on March 6, 2017 (2) ▪ Published estimated NAV of $21.25 per share as of June 30, 2016 on October 26, 2016 ▪ Lease up of vacancy and additional acquisitions, which may require additional leverage to complete, are anticipated to improve earnings and distribution coverage

6 Portfolio Snapshot (1) Calculated as weighted average (based on annualized GAAP rent) as of 6/30/2017. ▪ 6 properties consisting of 1,091,571 square feet ▪ 85.5% occupancy as of 6/30/2017 ▪ Weighted average remaining lease term of 6.2 years (1) ($ amounts in thousands) Portfolio Acquisition Date Number of Properties Rentable Square Feet Occupancy (as of 6/30/17) Remaining Lease Term (Years) Debt Unencumbered Assets 421 W 54th Street – Hit Factory Jun. 2014 1 12,327 100% 3.3 - 400 E 67th Street – Laurel Condominium Sept. 2014 1 58,750 100% 6.8 - 200 Riverside Boulevard – ICON Garage Sept. 2014 1 61,475 100% 20.3 - 9 Times Square Nov. 2014 1 166,640 58.3% 4.1 - Unencumbered Sub-total 4 299,192 76.8% 6.1 - Encumbered Assets 123 William Mar. 2015 1 542,676 92.1% 7.4 $140,000 1140 Avenue of the Americas Jun. 2016 1 249,703 81.4% 4.8 $99,000 Encumbered Sub-total 2 792,379 88.7% 6.2 $239,000 Total 6 1,091,571 85.5% 6.2 $239,000

7 Portfolio Snapshot (1) Change in cash due primarily to capital expenditures and cash dividends (2) Other Assets includes accumulated depreciation offset by, among other items, restricted cash, which consist of $30.6M and $28 .6M in Q2 and Q1, respectively (3) Based on total real estate investments at cost and total mortgage notes payable, net of deferred financing costs per 6/30/17 bal ance sheet ▪ Strong balance sheet ▪ Low leverage ( ~ 31% debt/cost ratio) (3) $ amounts in 000’s ~$25mm of restricted cash related to123 William refinancing Q1 2017 Q2 2017 Total Real Estate Investments (at cost) $746,512 $748,107 Cash and cash equivalents (1) 49,550 43,538 Other Assets (2) 3,384 (5,271) Total Assets $799,436 $786,374 Mortgage Note Payable, net of DFC 233,049 233,204 Other Liabilities 43,204 42,271 Total Liabilities 276,253 $275,475 Total Stockholders' Equity $523,183 $510,899 Total Liabilities & Equity 799,436 786,374

8 Key Initiatives (1) Based on total real estate investments at cost and total mortgage notes payable, net of deferred financing costs per 6/30/17 bal ance sheet (2) Based on debt/total real estate investments at cost (3) Represents the GAAP basis weighted average rent per square feet that is recognized over the term on the respective leases, in clu des free rent and periodic rent increases, excludes recoveries ▪ Finish deployment of capital ▪ Debt/cost ratio remains low at ~31% (1) providing room for additional leverage and portfolio growth ▪ Management has the ability to complete additional acquisitions using existing cash and additional leverage ▪ Target leverage for pro forma portfolio is 40 - 50% (2) ▪ Continue 9 Times Square office and retail leasing campaign and fill remaining vacancy at 123 William and 1140 Ave. of Americas YTD Leasing Q1 2017 Q2 2017 Leases executed 2 3 21,701 23,579 Annualized straight-line rent (3) $44.78 $49.65 Total square feet leased

9 9 Times Square ▪ 21 - story, 166,640 square foot property located just one block south of the Times Square bow tie submarket, which benefits from unrivaled foot traffic in New York City. ▪ Subsequent to the acquisition of 9 Times Square in November 2014, NYCR allowed leases to expire and terminate as part of the implementation of our repositioning, redeveloping and remarketing plan with respect to the property. ▪ As part of this strategy, NYCR’s has completed the relocation of the lobby from Seventh Avenue to 41 st Street, thereby increasing valuable Seventh Avenue retail frontage. NYCR has completed the majority of office floor buildouts. The new lobby and glass retail façade are expected to drive office rents at the property. ▪ Leading national brokers have been engage by NYCR including Newark Knight Frank for the office space and RKF for the ground floor retail. ▪ On September 13, 2017, NYCR announced it had entered into two new leases totaling approximately 27,500 square feet at 9 Times Square. ▪ The two new leases extend the occupancy at 9 Times Square from 58.3% leased as of June 30, 2017 to approximately 70.0% leased and the Company continues to see strong leasing activity for additional office and retail space.

10 123 William Street ▪ 27 - story, 542,676 square foot property with a diversified tenant base of government, education, technology, media and advertising companies. ▪ Substantial recent capital improvements have been made to the property including a new full - height glass entrance and upgrades to the lobby, windows, and all elevators. ▪ The property was 82% occupied at the time of acquisition in March 2015 and NYCR has been very successful on its leasing efforts. As of June 30, 2017 the property is at 92% occupancy. ▪ We believe in - place office leases are below market, creating significant built - in upside from marking tenants to market following expiration of lease terms. ▪ Outstanding proximity to public transportation with brand new Fulton Street subway station across the street. This state of the art facility recently completed a $1.4 billion renovation that created 65,000 square feet of new retail space and connects the 2, 3, 4, 5, A, C, J, N, R and Z subway lines.

11 1140 Avenue of the Americas ▪ 22 - story, 249,703 square foot, Class - A institutional quality office building located in the heart of the Bryant Park submarket and is, as of June 30, 2017, presently 81% occupied by high quality tenants. ▪ Located two blocks from Bryant Park and within seven blocks of Manhattan’s most trafficked public transportation hubs, including Times Square, The Port Authority Bus Terminal, Grand Central Terminal, Rockefeller Center, Penn Station, and Herald Square. ▪ Boutique floor plates of ~5,000 to 13,000 square feet are rare for this submarket and cater to mid - size firms seeking the prestige of a full floor identity ▪ Extensive capital investments were made by the previous owners since 2007 through June 2016 when we acquired the property, including a complete renovation of the lobby (featuring 23’ ceilings and marble floors, upgraded elevator cabs and common areas), and a complete replacement of the exterior with an aluminum and glass curtain wall façade, creating floor to ceiling windows. ▪ Caters to a high quality, diversified tenant base of banking, healthcare, sales & trading, real estate, and financial services. No one office tenant occupies more than 10% of the Property’s square footage.

12 Management Team Nicholas Radesca Chief Financial Officer, Treasurer and Secretary ▪ Formerly CFO & Corporate Secretary for Solar Capital Ltd. and Solar Senior Capital Ltd. ▪ Previously served as Chief Accounting Officer at iStar Financial, Inc. Michael Weil Chief Executive Officer, President and Chairman of the Board of Directors ▪ Founding partner of AR Global ▪ Supervised the origination of investment opportunities for all AR Global - sponsored investment programs ▪ Previously served as Senior VP of sales and leasing for American Financial Realty Trust (AFRT) ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association (REISA) Michael Ead Managing Director and Counsel ▪ Joined AR Global as Assistant General Counsel in June 2013 ▪ Formerly worked at Proskauer Rose LLP for 9 years, practicing commercial real estate law, and representing clients in the acquisition, disposition, financing and leasing of properties throughout the United States and Puerto Rico Zach Pomerantz Senior Vice President of Asset Management ▪ Former Asset Manager for NYRT, a nearly 2.0 million square foot portfolio of New York City properties ▪ Previously worked at ProMed Properties, Swig Equities, Tishman Speyer and Mall Properties

13 Consistent Distributions Since Inception, American Realty Capital New York City REIT, Inc. has paid out $4.61 per share of regular distributions in cash and distributions reinvested in the DRIP. $4.61 per share (cumulative) (1) (1) Totals as of each period presented represent cumulative distributions per share paid to stockholders of record who have held sha res since April 4, 2014, the date when our distributions began to accrue. On May 22, 2014, our board of directors authorized, and we declared, distributions of $1.5125 per annum, per share of common stock. A substantial portion o f t he distributions paid in cash has exceeded cumulative cash flow from operations and has been paid out of cash on hand, including proceeds from the IPO and proceeds from financings. $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00

14 Risk Factors There are risks associated with an investment in our Company. The following is a summary of some of these risks. For a discussion of the risks which should be considered in connection with our Company, see the section entitled “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10 - K filed with the SEC on March 28, 2017. ▪ We have a limited operating history which makes our future performance difficult to predict; ▪ All of our executive officers are also officers, managers or holders of a direct or indirect controlling interest in our advi sor , New York City Advisors, LLC (our "Advisor") and other entities affiliated with AR Global Investments, LLC (the successor business to AR Capital, LLC, "AR Global"); as a result, our executive officers, our Advisor and its affiliates face conflicts of interest, i ncl uding significant conflicts created by our Advisor’s compensation arrangements with us and other investor entities advised by AR Gl oba l affiliates, and conflicts in allocating time among these entities and us, which could negatively impact our operating results ; ▪ We depend on tenants for our revenue and, accordingly, our revenue is dependent upon the success and economic viability of ou r tenants; ▪ We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater, which m ay impact operations; ▪ We do not expect to generate sufficient cash flow from operations in 2017 to fund distributions at our current level. There c an be no assurance that additional liquidity will be available to us on favorite terms, or at all, in sufficient amounts to maintai n distributions at our current levels. There can be no assurance we will be able to continue paying cash distributions at our c urr ent level or at all. ▪ Our properties may be adversely affected by economic cycles and risks inherent to the New York metropolitan statistical area ("MSA"), especially New York City; ▪ We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates; ▪ We may fail to continue to qualify to be treated as a real estate investment trust for United States federal income tax purpo ses ("REIT");

15 Risk Factors (Continued) ▪ Because investment opportunities that are suitable for us may also be suitable for other AR Global - advised programs or investors , our Advisor and its affiliates may face conflicts of interest relating to the purchase of properties and other investments an d s uch conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the in ves tment return to our stockholders; ▪ No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid; ▪ Our stockholders are limited in their ability to sell their shares pursuant to our share repurchase program (the "SRP") and m ay have to hold their shares for an indefinite period of time; ▪ If we and our Advisor are unable to find suitable investments, then we may not be able to achieve our investment objectives, or pay distributions with cash flows from operations; ▪ Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions; ▪ We may be deemed to be an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and thus subject to regulation under the Investment Company Act; and ▪ As of June 30, 2017, we owned only six properties and therefore have limited diversification.

16 NewYorkCityREIT.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com